                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 18, 2005
                 Date of Report (Dates earliest event reported)

                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                                   1-11601               34-1816760
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or Organization)             File No.)         Identification No.)

                               555 MADISON AVENUE
                                   29TH FLOOR
                               NEW YORK, NY 10022
              (Address of principal executive offices and zip code)

                                 (212) 644-1400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name of former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

__   Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR240.14a-12)

__   Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17CFR240.14d-2(b))

__   Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17CFR240.12e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

          On November 18, 2005, National Auto Credit, Inc. ("NAC") consummated the acquisition of 100% of the membership interest in Option Technologies
Interactive LLC ("OTI") from Flexner Wheatley & Associates and MeetingNet
Interactive, Inc. OTI is a technology company providing interactive software and hardware systems and services for use in live events, training and education satellite videoconferencing and corporate meeting services.

          OTI revenues for the year ended December 31, 2004 and the nine months ended September 30, 2005 were approximately $5.3 million and $4.3 million, respectively. OTI is headquartered in Orlando, FL with additional full service sales and service offices in Ogden, UT and Chicago, IL. OTI has approximately
20 employees.

          The purchase price was paid in a combination of cash at closing,
$744,000, the issuance of 496,250 shares of NAC common stock and the balance of the purchase price, $1.5 million, is payable through two promissory notes issued by NAC. The notes are repayable according to a formula based on future cash flows realized from OTI and bear interest at the rate of five percent per annum until repaid. The purchase price is subject to an upward and downward adjustment not to exceed $412,500 based upon OTI meeting, or failing to meet, certain minimum financial performance criterion and an upward or downward adjustment to the extent the book value of OTI at closing exceeded, or was less than, a certain agreed amount.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of OTI shall be filed pursuant to an amendment to this Current Report on Form 8-K no later than
               February 10, 2006.

          (b)  Pro forma financial statements shall be filed pursuant to an amendment to this Current Report on Form 8-K no later than
               February 10, 2006.

          (c)  Exhibit 99.1 Membership Interest Purchase Agreement dated as of
               November 18, 2005 between NAC, Flexner Wheatley & Associates and
               MeetingNet Interactive, Inc.

          (d)  Exhibit 99.2 Lockup, Standstill and Voting Agreement dated as of
               November 18, 2005 among NAC, Flexner Wheatley & Associates and
               MeetingNet Interactive, Inc.

          (e)  Exhibit 99.3 Registration Rights Agreement dated as of November
               18, 2005 among NAC, Flexner Wheatley & Associates and MeetingNet
               Interactive, Inc.

          (f)  Exhibit 99.4 Employment Agreement dated as of November 18, 2005 between NAC and Mark A. Fite.

          (g)  Exhibit 99.5 Non-Competition and Non-Solicitation Agreement dated as of November 18, 2005 among NAC, OTI, Flexner Wheatley &
               Associates, MeetingNet Interactive, Inc., Mark A. Fite, William
               A. Flexner, Ray Franklin and Kimbal Wheatley.

          (h)  Exhibit 99.6 Surety Agreement dated as of November 18, 2005 among
               NAC, Flexner Wheatley & Associates and MeetingNet Interactive,
               Inc.

          (i)  Exhibit 99.7 Security Agreement from OTI dated as of November 18,
               2005 among NAC, Flexner Wheatley & Associates and MeetingNet
               Interactive, Inc.

          (j)  Exhibit 99.8 Security Agreement from NAC dated as of November 18,
               2005 among NAC, Flexner Wheatley & Associates and MeetingNet
               Interactive, Inc.

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          (k)  Exhibit 99.9 Non-Negotiable Promissory Note Agreement from NAC dated November 18, 2005 payable to Flexner Wheatley & Associates
               Inc.

          (l)  Exhibit 99.10 Non-Negotiable Promissory Note Agreement from NAC dated November 18, 2005 payable to MeetingNet Interactive, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                NATIONAL AUTO CREDIT, INC.
                                                (Registrant)

Dated: November 22, 2005                        By: /s/ James McNamara
       -----------------                            ----------------------------
                                                    James McNamara
                                                    Chief Executive Officer

Dated: November 22, 2005                        By: /s/ Robert V. Cuddihy, Jr.
       -----------------                            ----------------------------
                                                    Robert V. Cuddihy, Jr.
                                                    Chief Financial Officer

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